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         EXECUTION COPY

                                SUPPORT AGREEMENT

         THIS SUPPORT AGREEMENT is entered into as of March 2, 1999, by and among by and among PRI Automation, Inc., a corporation existing under laws of the Commonwealth of Massachusetts ("Parent"), 1325949 Ontario Inc., a corporation existing under the laws of Ontario and a wholly owned subsidiary of Parent ("Subco"), and Promis Systems Corporation Ltd., a corporation existing under the laws of Canada (the "Company").

         WHEREAS, pursuant to a Combination Agreement dated November 24, 1998 (the "Combination Agreement"), by and among the Company, Parent and Subco, the parties agreed that on the Effective Date (as defined in the Combination Agreement), Parent, Subco, and the Company would execute and deliver a Support Agreement substantially in the form of this Agreement;

         WHEREAS, pursuant to an arrangement (the "Arrangement") effected by the Articles of Arrangement dated March 2, 1999 (the "Articles of Arrangement") filed pursuant to the Canada Business Corporations Act (the "CBCA"), each issued and outstanding common share (a "Common Share") of the Company (other than those Common Shares held by dissenters exercising their dissenters' rights in accordance with Section 190 of the CBCA and Section 3.1 of the plan of arrangement (the "Plan of Arrangement" contained in the Articles of Arrangement) was exchanged for a maximum of 1,390,010 issued and outstanding Exchangeable Shares of the Company, subject to reduction in respect of fractional interests (the "Exchangeable Shares"), and thereafter, the Company's sole issued and outstanding Class X Preferred Share was exchanged by Subco for one issued and outstanding Common Share;

         WHEREAS, the above-mentioned Articles of Arrangement sets forth the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares (collectively, the "Exchangeable Share Provisions");

         WHEREAS, the parties hereto desire to make appropriate provision and to establish a procedure whereby Parent and Subco will take certain actions and make certain payments and deliveries necessary to ensure that the Company will be able to make certain payments and to deliver or cause to be delivered shares of common stock of Parent, par value US$.01 per share ("Parent Common Stock") in satisfaction of the obligations of the Company under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions;

         WHEREAS, the parties hereto desire to make appropriate provision and to establish a procedure whereby Parent will take certain actions and make certain payments and deliveries necessary to ensure that Subco will be able to deliver or cause to be delivered shares of Parent Common Stock in satisfaction of the obligations of Subco under the Voting and Exchange Trust Agreement and the Exchangeable Share Provisions with respect to the payment and satisfaction of the Liquidation Call Purchase Price (as defined in the Articles of Arrangement) and the Redemption Call Purchase Price (as defined in the Articles of Arrangement) or with respect to satisfaction of the


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Exchange Put Right, the Exchange Right (as defined in the Voting and Exchange
Trust Agreement) and the Automatic Exchange Rights (as defined herein);

         NOW, THEREFORE, in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

     1.1 DEFINED TERMS. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context otherwise requires.

     1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this Agreement into Articles, Sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "Section" followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms "this Agreement", Ahereof A, "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

     1.3 NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

     1.4 DATE FOR ANY ACTION. If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE II
                   COVENANTS OF PARENT, SUBCO AND THE COMPANY

     2.1 COVENANTS OF PARENT AND SUBCO REGARDING EXCHANGEABLE SHARES. So long as any Exchangeable Shares are outstanding:

          (a) Parent will not declare or pay any dividend on Parent Common Stock unless (i) the Company will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of an equivalent dividend on the Exchangeable Shares and (ii) subsection 2.1(b) shall be complied with in connection with such dividend;

          (b) Parent and Subco will cause the Company to declare simultaneously with the declaration of any dividend on Parent Common Stock an equivalent dividend on the Exchangeable Shares and, when such dividend is paid on Parent Common Stock, cause the Company to pay

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simultaneously therewith such equivalent dividend on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions; (1)

          (c) Parent will advise Subco and the Company sufficiently in advance of the declaration by Parent of any dividend on Parent Common Stock and take all such other actions as are necessary, in cooperation with Subco and the Company, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on Parent Common Stock and that such dividend on the Exchangeable Shares will correspond with any requirement of the principal stock exchange on which the Exchangeable Shares are listed;

          (d) Parent will ensure that the record date for any dividend declared on Parent Common Stock is not less than ten Business Days after the declaration date for such dividend;

          (e) Parent and Subco will take all such actions and do all such things as are reasonably necessary or desirable to enable and permit the Company, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Company, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by the Company, as the case may be, including, without limitation, all such actions and all such things as are reasonably necessary or desirable to enable and permit the Company to cause to be delivered Parent Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Exchangeable Share Provisions; and

          (f) Parent will take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Subco, in accordance with applicable law, to perform its obligations arising upon (i) the exercise by Subco of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right or (ii) the exercise by a holder of Exchangeable Shares of such holder's Exchange Put Right or Exchange Right or (iii) the automatic exchange of a holder's Exchangeable Shares in accordance with the rights set forth in
Section 5.13 of the Voting and Exchange Trust Agreement (the "Automatic Exchange Rights"), including, without limitation, all such actions and all such things as are reasonably necessary or desirable to enable and permit Subco to cause Parent Common Stock to be delivered to the holders of Exchangeable Shares in accordance with the Exchangeable Share Provisions and the Voting and Exchange Trust Agreement.

          2.2 SEGREGATION OF FUNDS. Parent and Subco will cause the Company to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such assets and other property as is necessary to enable the Company to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Exchangeable Shares, and the Company will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable, net of any corresponding withholding tax obligations and for the remittance of such withholding tax obligations.

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          2.3 RESERVATION OF SHARES OF PARENT COMMON STOCK. Parent hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from preemptive and other rights, out of its authorized and unissued capital stock such number of shares of Parent Common Stock (or other shares or securities into which Parent Common Stock may be reclassified or changed as contemplated by section 2.7 hereof) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit Parent to meet its obligations hereunder, under the Voting and Exchange Trust Agreement and under any other security or commitment pursuant to which Parent may now or hereafter be required to issue Parent Common Stock, to enable and permit Subco to meet its respective obligations or exercise its rights hereunder, under the Voting and Exchange Trust Agreement and the Exchangeable Share Provisions and to enable and permit the Company to meet its respective obligations or exercise its rights hereunder and under the Exchangeable Share Provisions.

          2.4 NOTIFICATION OF CERTAIN EVENTS. In order to (a) assist Parent to comply with its obligations hereunder and under the Voting and Exchange Trust Agreement, (b) assist Subco to comply with its obligations hereunder, under the Voting and Exchange Trust Agreement and under the Exchangeable Share Provisions and (c) permit Subco to exercise its rights under the Exchangeable Share Provisions, the Company will give or cause the Transfer Agent to give Subco and Parent notice of each of the following events at the time set forth below:

                  (i) immediately, in the event of any determination by the Board of Directors of the Company to take any action which would require a vote of the holders of Exchangeable Shares for approval;

                  (ii) immediately, upon the earlier of (A) receipt by the Company of notice of, and (B) the Company otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs;

                  (iii) immediately, upon receipt by the Company of a Retraction Request;

                  (iv) at least 130 days prior to any Automatic Redemption Date determined by the Board of Directors of the Company in accordance with clause
(b) of the definition of Automatic Redemption Date in the Exchangeable Share Provisions; and

                  (v) as soon as practicable upon the issuance by the Company of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares and rights to acquire Exchangeable Shares in exchange for outstanding Common Shares pursuant to the Arrangement).

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          2.5 DELIVERY OF SHARES OF PARENT COMMON STOCK. In furtherance of its obligations hereunder, upon notice from the Company or Subco of any event which requires the Company or Subco to cause to be delivered shares of Parent Common Stock to any holder of Exchangeable Shares, Parent shall forthwith issue and deliver or cause to be delivered to the Company or Subco the requisite shares of Parent Common Stock to be received by, and issued to the order of, the former holder of the surrendered Exchangeable Shares, as the Company or Subco shall direct. All such shares of Parent Common Stock shall be duly issued as fully paid and non-assessable. In consideration of the issuance and delivery of each such share of Parent Common Stock, the Company or Subco, as the case may be, shall issue to Parent, or as Parent shall direct, shares or other securities having equivalent value.

          2.60 QUALIFICATION OF SHARES OF PARENT COMMON STOCK. If any shares of Parent Common Stock (or other shares or securities into which Parent Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or such other shares or securities) may be issued by Parent and delivered by Parent at the direction of Subco or the Company, if applicable, to the holder of surrendered Exchangeable Shares or in order that such shares (or such other shares or securities) may be freely traded thereafter (other than contractual restrictions or any restrictions on transfer by reason of a holder being a "control person" of Parent for purposes of Canadian federal or provincial securities law or an "affiliate" of Parent or the Company for purposes of United States federal or state securities law), Parent will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Parent Common Stock (or such other shares or securities) to be and remain duly registered, qualified or approved. Parent will in good faith take all actions and do all things as are reasonably necessary or desirable under Applicable Laws as they exist on the date hereof to cause the shares of Parent Common Stock (and such other shares or securities) to be issued and delivered hereunder to be freely tradeable thereafter (other than contractual restrictions or any restrictions on transfer by reason of a holder being a "control person" of Parent for the purposes of Canadian federal and provincial securities law or an "affiliate" of Parent or the Company for purposes of United States federal or state securities law). Parent will in good faith expeditiously take all such actions and do all such things as are reasonably necessary to cause all shares of Parent Common Stock (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding shares of Parent Common Stock (or such other shares or securities) are listed, quoted or posted for trading at such time.

          2.7 ECONOMIC EQUIVALENCE.

              (a) Parent will not, without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 10 of the Exchangeable Share Provisions:

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                  (i) issue or distribute shares of Parent Common Stock (or
          securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) to the holders of all or substantially all of the then outstanding shares of Parent Common Stock by way of stock dividend or other distribution; or

                  (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Parent Common Stock entitling them to subscribe for or to purchase shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock); or

                  (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of Parent Common Stock (A) shares or securities of Parent of any class other than Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Parent Common Stock), (B) rights, options or warrants other than those referred to in subsection 2.7(a)(ii) above, (C) evidences of indebtedness of Parent or (D) assets of Parent;

unless one or both of the Company and Parent is permitted under applicable law to issue and distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or assets to holders of the Exchangeable Shares and the economic equivalent on per share basis of the items referred to in subsections 2.7(a)(i), (ii) and (iii) above, as applicable, is simultaneously issued or distributed to the holders of the Exchangeable Shares.

                  (b) Parent will not, without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 10 of the Exchangeable Share Provisions:

                      (i) subdivide, redivide or change the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock; or

                      (ii) reduce, combine or consolidate or change the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock, or

                      (iii) reclassify or otherwise change the shares of Parent Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Parent Common Stock;

unless the Company is permitted under applicable law to make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares and the same or an economically equivalent change is simultaneously made to, or in the rights of, the holders of the Exchangeable Shares.

              (c) Parent will ensure that the record date for any event referred to in subsection 2.7 (a) or 2.7 (b) above, or (if no record date is applicable for such event) the effective date for any




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such event, is not less than 20 Business Days after the date on which such event is declared or announced by Parent (with simultaneous notice thereof to be given by Parent to Subco and the Company). (1)

              (d) Subco and the Company agree that, to the extent required, upon due notice from Parent, Subco and the Company will use their best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by the Company, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the Parent Common Stock and Exchangeable Shares as provided for in this Section 2.7.

              (e) The Board of Directors of the Company shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on Parent. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors of the Company to be relevant, be considered by the Board of Directors of the Company:

                      (i) in the case of any stock dividend or other distribution payable in Parent Common Stock, the number of such shares issued in proportion to the number of shares of Parent Common Stock previously outstanding;

                      (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors of the Company in the manner contemplated below) of a share of Parent Common Stock;

                      (iii) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Parent of any class other than Parent Common Stock, any rights, options or warrants other than those referred to in subsection
          2.7 (e)(ii) above, any evidences of indebtedness of Parent or any assets of Parent), the relationship between the fair market value (as determined by the Board of Directors of the Company in the manner contemplated below) of such property to be issued or distributed with respect to each outstanding share of Parent Common Stock and the current market value (as determined by the Board of Directors of the Company in the manner contemplated below) of a share of Parent Common Stock;

                      (iv) in the case of any subdivision, redivision or change of the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock or the reduction, combination, consolidation or change of the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock or any amalgamation, merger, reorganization or other transaction affecting



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          Parent Common Stock, the effect thereof upon the then outstanding shares of Parent Common Stock; and

                      (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily trading prices of such security during a period of not less than 20 consecutive trading days ending not more than three trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors of the Company the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors of the Company, in good faith and in its sole discretion, and provided further that any such determination by the Board of Directors of the Company shall be conclusive and binding on Parent.

          2.8 TENDER OFFERS, ETC. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Parent Common Stock (an "Offer") is proposed by Parent or is proposed to Parent or its shareholders and is recommended by the board of directors of Parent, or is otherwise effected or to be effected with the consent or approval of the board of directors of Parent, and the Exchangeable Shares are not redeemed by the Company or purchased by Subco pursuant to the Redemption Call Right, Parent will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of shares of Parent Common Stock, without discrimination. Without limiting the generality of the foregoing, Parent will use its reasonable efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Company (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect or limit the rights of the Company to redeem or Subco to purchase pursuant to the Redemption Call Right, Exchangeable Shares, as applicable, in the event of an Offer or an Automatic Redemption Date.

          2.9 OWNERSHIP OF OUTSTANDING SHARES OF SUBCO AND THE COMPANY. Without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 10 of the Exchangeable Share Provisions, Parent covenants and agrees in favor of the Company that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than Parent or any of its Subsidiaries, Parent will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Subco and the



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Company. Notwithstanding the foregoing, nothing contained herein shall affect or limit the rights of the Company to redeem or Subco to purchase pursuant to the Redemption Call Right, Exchangeable Shares, as applicable, in the event of an Automatic Redemption Date.

          2.10 PARENT AND SUBSIDIARIES NOT TO VOTE EXCHANGEABLE SHARES. Parent covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all Exchangeable Shares held by Parent and its Subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Parent further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the CBCA (or any successor or other corporate statute by which the Company may in the future be governed) with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

          2.11 STOCK EXCHANGE LISTING. Parent covenants and agrees in favor of the Company that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than Parent or any of its Subsidiaries, Parent will use its reasonable efforts to maintain a listing for such Exchangeable Shares on a Canadian stock exchange which is listed in section 3200 of the Regulations made under the Income Tax Act (Canada).

          2.12 RULE L0B-18 PURCHASES. Nothing contained in this Agreement, including without limitation the obligations of Parent contained in Section 2.8 hereof, shall limit the ability of Parent or any Subsidiary to make a "Rule l0b-18 Purchase" of Parent Common Stock pursuant to Rule l0b-18 of the U.S. Securities Exchange Act of 1934, as amended, or any successor provisions thereof.

                                   ARTICLE III
                                PARENT SUCCESSORS

          3.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC. Parent shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom, but may do so if:

              (a) such other Person or continuing corporation (the "Parent Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement; and


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              (b) such transaction be upon such terms as substantially
preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder.

          3.2 VESTING OF POWERS IN PARENT SUCCESSOR. Whenever the conditions of
Section 3.1 hereof have been duly observed and performed, the parties, if required by Section 3.1 hereof, shall execute and deliver the supplemental agreement hereto and thereupon the Parent Successor shall possess and from time to time may exercise each and every right and power of Parent under this Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of Parent or any officers of Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

          3.3 WHOLLY-OWNED SUBSIDIARIES. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of Parent with or into Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Parent provided that all of the assets of such subsidiary are transferred to Parent or another wholly-owned subsidiary of Parent, and any such transactions are expressly permitted by this Article 3.

                                   ARTICLE IV
                                     GENERAL

          4.1 TERM. This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than Parent and any of its Subsidiaries.

          4.2 CHANGES IN CAPITAL OF PARENT AND THE COMPANY. Notwithstanding the provisions of Section 4.4 hereof, at all times after the occurrence of any event effected pursuant to Section 2.7 or 2.8 hereof, as a result of which either Parent Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

          4.3 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

          4.4 AMENDMENTS, MODIFICATIONS, ETC. This Agreement may not be amended, modified or waived except by an agreement in writing executed by the Company, Subco and Parent and approved by the holders of the Exchangeable Shares in accordance with Article 10 of the Exchangeable Share Provisions.


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         4.5 MINISTERIAL AMENDMENTS. Notwithstanding the provisions of section
4.4, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

             (a) adding to the covenants of any or all parties provided that the board of directors of each of Parent, Subco and the Company shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

             (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of Parent, Subco and the Company, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

             (c) making such changes or corrections which, on the advice of counsel to Parent, Subco and the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of Parent, Subco and the Company shall be of the good faith opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

          4.6 MEETING TO CONSIDER AMENDMENTS. The Company, at the request of Parent, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders pursuant to Section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Company, the Exchangeable Share Provisions and all applicable laws.

          4.7 AMENDMENTS ONLY IN WRITING. No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

          4.8 INUREMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the holders, from time to time, of Exchangeable Shares and each of their respective heirs, successors and assigns.

          4.9 NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given to a party if delivered by hand, sent by facsimile transmission with confirmation of transmission, sent via a reputable overnight delivery service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party at the following address and facsimile number (or at such other address or facsimile number for the party as the party shall specify by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of confirmation of receipt or transmission:

         TO PARENT OR SUBCO:

                  PRI Automation, Inc.
                  805 Middlesex Turnpike
                  Billerica, MA 01821-3986
                  Attention: Chief Executive Officer
                  FACSIMILE NUMBER: (978) 671-9430

         WITH COPIES TO:

                  Foley, Hoag & Eliot LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attention: Robert L. Birnbaum, Esq.
                  FACSIMILE NUMBER:  (617) 832-7000

                  AND

                  Blake, Cassels & Graydon
                  Box 25, Commerce Court West
                  Toronto, Ontario M5L 1A9
                  CANADA
                  Attention:  Alan F. Brown, Esq.
                  FACSIMILE NUMBER: (416) 863-2653

         TO THE COMPANY:

                  Promis Systems Corporation Ltd.
                  170 University Avenue, Suite 1200
                  Toronto, Ontario M5H 3B3
                  CANADA
                  Attention: Chief Executive Officer
                  FACSIMILE NUMBER:  (416) 977-2016

         WITH A COPY TO:

                  Cassels, Brock & Blackwell
                  Scotia Plaza, Suite 2100
                  40 King Street West
                  Toronto, Ontario M5H 3C2
                  CANADA
                  Attention: Lawrence D. Wilder, Esq.
                  FACSIMILE NUMBER: (416) 350-6904

          4.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

          4.11 JURISDICTION. This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

          4.12 ATTORNMENT. Parent agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Company at its registered office in the Province of Ontario as attorney for service of process.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Support Agreement to be signed by their respective officers thereunder duly authorized, all as of the date first written above.

                              PRI AUTOMATION, INC.


                              By: /S/ MITCHELL G. TYSON
                                  ----------------------------------------------
                                     Mitchell G. Tyson, Chief Executive Officer

                              1325949 ONTARIO INC.


                              By: /S/ MITCHELL G. TYSON
                                  ----------------------------------------------
                                     Mitchell G. Tyson, Chief Executive Officer

                              PROMIS SYSTEMS CORPORATION LTD.


                              By: /S/ IAN MCKINNON
                                  ----------------------------------------------
                                    Ian McKinnon, Chief Executive Officer